UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 TO
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2004

COMC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16472	95-4628378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4030 Pike Lane, Suite C,  Concord, California                94520

(Address of principal executive offices)                          (Zip Code)

Registrant’s telephone number, including area code: (925) 849-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COMC, INC.
Amendment No. 1 to FORM 8-K - December 10, 2004

EXPLANATORY NOTE

The purpose of this Amendment No. 1 to Form 8-K is to include Exhibits 1.1, 1.2, 1.3, 1.4, 1.5, 1.6, 1.7, 1.8, 1.9, 1.10, 1.11, 1.12, 1.13, 2.1, 2.2, 2.3 and 2.4 (collectively, the “Exhibits”) and to correct certain inaccuracies in Items 1.01 and 2.01 of the Report on Form 8-K filed by the Registrant on October 9, 2004 (the “Original 8-K”). The Exhibits were inadvertently omitted from the Original 8-K.

ITEM 1.01 Entry into a Material Definitive Agreement

     As of November 30, 2004, the Registrant entered into a series of agreements (the "Laurus Agreements") with Laurus Master Fund, Ltd. ("Laurus") whereby we agreed to issue to Laurus: (i) a secured convertible term note (the "Term Note") in the amount of $2 million, (ii) a secured convertible revolving note in the amount of $2.5 million (the "Revolving Note"), (iii) a secured convertible minimum borrowing note in the amount of $1 million (the "Minimum Borrowing Note"; the Minimum Borrowing Note, the Term Note and the Revolving Note being referred to collectively as the "Notes"), (iv) a related option to purchase up to 8,865,337 shares of common stock of the Registrant at a price of $0.01 per share (the "Option"), and (v) a seven year warrant to purchase up to 19,250,000 shares of common stock of the Registrant at a price of $0.23 per share (the "Warrant"). The transactions contemplated by the Laurus Agreements (the "Laurus Financing"), which closed on December 3, 2004, were effective as of November 30, 2004. The loan evidenced by the Notes is secured by all of the assets of the Registrant and its operating subsidiary, ICF Communication Solutions, Inc., a California corporation ("ICF").

     Each of the Notes matures on November 30, 2007 (the "Maturity Date"). The principal amount of each of the Notes bears interest at the prime rate plus two percent with a minimum rate of 6.75 percent. The minimum monthly payment on the Term Note is $60,606, plus the monthly interest payment, and may be paid in cash, the common stock of the Registrant or a combination thereof, dependant upon the occurrence of certain criteria. Interest on the outstanding principal amount of each of the Notes is payable monthly, in arrears, beginning on January 3, 2005. Laurus has the option to convert the entire principal amount of each of the Notes, together with interest thereon, into shares of the Registrant's common stock at a conversion price of $0.17 per share, provided that, subject to certain exceptions, such conversion does not result in Laurus beneficially owning more than 4.99% of our outstanding shares of common stock. We have agreed to register all of the shares that are issuable upon conversion of the Notes or exercise of the Option or Warrant.

     We have granted Laurus a right of first refusal with respect to any equity financings for a period of one year after closing and with respect to any debt financings until the Maturity Date.

      Burnham Securities Inc. (“Burnham”) provided financial advice to the Registrant in connection with the Laurus Financing. In consideration of Burnham’s services, we agreed to issue warrants to Burnham and a Burnham employee to purchase up to 6,744,520 shares of common stock of the Registrant at a price of $0.11 per share.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

     As disclosed in Note 9 to our Condensed Consolidated Financial Statements filed as part of our Form 10-QSB for the Quarterly Period ended June 30, 2004 (the "2nd Quarter 10Q") and in Note 9 to our Condensed Consolidated Financial Statements filed as part of our Form 10-QSB for the Quarterly Period ended September 30, 2004 (the "3rd Quarter 10Q"), ICF signed an Asset Purchase Agreement (the "Asset Purchase Agreement") with Southwest Century Communications, Inc., a Texas corporation engaged in voice and data operations substantially similar to ICF's operations ("Southwest") on July 14, 2004 (the "Signing Date"), pursuant to which ICF agreed to acquire certain operating assets of Southwest (the "Assets").

     The Asset Purchase Agreement called for a total consideration of $1,300,000 for the Assets (subject to certain reductions in the event that the book value of the Assets was below $800,000 on the date of closing) (the "Purchase Price") of which $75,000 had been advanced to Southwest as of December 3, 2004. As disclosed in the 2nd Quarter 10Q, the transactions contemplated by the Asset Purchase Agreement (the "Acquisition") were initially to close within 90 days of the Signing Date. However, as disclosed in the 3rd Quarter 10Q, the Registrant and ICF were unable to arrange the required financing prior to that date and the Acquisition did not close within this time frame.

     The Acquisition closed as of November 30, 2004 simultaneously with the closing of the Laurus Financing on December 3, 2004. Pursuant to the Asset Purchase Agreement, ICF acquired the Assets and paid the balance of the Purchase Price to Southwest, $250,000 of which was paid in the form of a promissory note issued by the Registrant to Frances R. Campbell, a principal Southwest stockholder ("Stockholder").  As additional consideration for the Acquisition, the Registrant also agreed to issue 50,000 shares of common stock of the Registrant to Stockholder.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMC, INC.
Dated: December 10, 2004
By: /s/ Janice B. Fuellhart Chief Executive Officer

Exhibit Index

Exhibit Number	Description

1.1	Security Agreement, dated November 30, 2004, by and among Laurus Master Fund, Ltd., COMC, Inc. and ICF Communication Solutions, Inc.

1.2	Securities Purchase Agreement, dated November 30, 2004, by and between COMC, Inc. and Laurus Master Fund, Ltd.

1.3	Secured Convertible Term Note, dated November 30, 2004, issued by COMC, Inc. to Laurus Master Fund, Ltd.

1.4	Secured Convertible Minimum Borrowing Note, dated November 30, 2004 issued by COMC, Inc. to Laurus Master Fund, Ltd.

1.5	Secured Revolving Note, dated November 30, 2004, issued by COMC, Inc. to Laurus Master Fund, Ltd.

1.6	Common Stock Purchase Warrant, dated November 30, 2004, issued by COMC, Inc. to Laurus Master Fund, Ltd.

1.7	Common Stock Option, dated November 30, 2004, issued by COMC, Inc. to Laurus Master Fund, Ltd.

1.8	Registration Rights Agreement, dated November 30, 2004, by and between COMC, Inc. and Laurus Master Fund, Ltd.

1.9	Master Security Agreement, dated November 30, 2004, by and between COMC, Inc. and Laurus Master Fund, Ltd.

1.10	Stock Pledge Agreement, dated November 30, 2004, by and among Laurus Master Fund, Ltd., COMC, Inc., and ICF Communication Solutions, Inc.

1.11	Funds Escrow Agreement, dated November 30, 2004, by and among COMC, Inc., Laurus Master Fund, Ltd., and Loeb & Loeb LLP

1.12	Subsidiary Guaranty, dated November 30, 2004, issued by ICF Communication Solutions, Inc. to Laurus Master Fund, Ltd.

1.13	Subordination Agreement, dated November 30, 2004, by and among Frances R. Campbell, Burnham Securities Inc., Randall P. Stern, Peter Graf, Paul Graf, Steven Richman, Janice B. Fuellhart, William M. Burns, George Malin and Laurus Master Fund, Ltd.

2.1	Asset Purchase Agreement dated July 14, 2004 by and between Southwest Century Communications, Inc. and ICF Communication Solutions, Inc.

2.2	Bill of Sale dated November 30, 2004 executed by Southwest Century Communications, Inc. in favor of ICF Communication Solutions, Inc.

2.3	Assignment and Assumption Agreement dated November 30, 2004 by and between Southwest Century Communications, Inc. and ICF Communication Solutions, Inc.

2.4	Special Warranty Deed dated November 30, 2004 executed by Frances R. Campbell in favor of COMC, Inc.